SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2006

SCPIE HOLDINGS INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-12449	95-4557980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1888 Century Park East

Los Angeles, California 90067

(Address of Principal Executive Offices)

(310) 551-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 20.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 24, 2006, SCPIE Holdings, Inc. (the “Company”) issued a press release which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated April 24, 2006, issued by SCPIE Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 21, 2006	SCPIE HOLDINGS INC.

	By:	/s/ Robert B. Tschudy
	Name:	Robert B. Tschudy
	Its:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99.1.	Press Release, dated April 24, 2006, issued by SCPIE Holdings Inc.